Exhibit 10.37

AMENDMENT NO. 2 TO
EMPLOYMENT AGREEMENT

This AMENDMENT NO. 2 TO EMPLOYMENT AGREEMENT (this "Amendment"), signed on the date set forth on the signature page, is between Bally's Corporation, formerly known as Twin River Worldwide Holdings Inc., a Delaware corporation (the "Company"), and George Papanier ("Executive" and, together with the Company, the "Parties").

WHEREAS, the Parties entered into an Employment Agreement on March 29, 2016, as amended on January 13, 2020 (the "Agreement") and desire to further amend the Agreement.

NOW, THEREFORE, the Parties hereto agree as follows:

1.Section 2 of the Agreement is amended to read in its entirety as follows:

"2. TERM. The initial term of employment under this Agreement began on the Effective Date and will continue through December 31, 2023, subject to prior termination in accordance with the terms hereof (the "Initial Term"). The Initial Term will be automatically extended for successive additional terms of one year first commencing on the day immediately following each December 31st beginning December 31, 2023 (each such period, an "Additional Term"). and subsequently on each annual anniversary ofthe end of an Additional Term, unless either Party gives written notice to the other Party of non-extension at least 60 days prior to the end of the Initial Term or to the end of the then-applicable Additional Term (the Initial Term and any Additional Term(s), collectively. the "Term")."

2.The number "$700,000" in Section 3 (a) of the Agreement shall be replaced by "$950,000, effective as of January 16, 2021."

3.Section 3 (c) of the Agreement is added to read in its entirety as follows:
"(c) In addition, Executive will be entitled to an equity award of 114,482 Company common shares, half in time-vested restricted stock and half in performance stock units. The shares shall vest in one-third increments on December 31, 2021, December 31, 2022, and December 31, 2023.
4.Terms used herein with initial capital letters that are defined in the Agreement are used herein as so defined. Except as otherwise expressly set forth in this Amendment, the Agreement remains in full force and effect in accordance with its terms.

IN WITNESS WHEREOF, the Parties hereto have executed this Amendment on the respective dates set forth below.

BALLY'S CORPORATION

By:	/s/ Craig Eaton
Name:	Craig Eaton
Title:	Executive Vice President and
General Counsel

Date Signed:	January 20, 2021

/s/ George Papanier
Name:	George Papanier

Date Signed:	January 20, 2021

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